Oppenheimer Value Fund

REPORT HIGHLIGHTS

Fund Objective
Oppenheimer Value Fund seeks long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration.
CONTENTS
1	President’s Letter
3	An Interview with Your Fund’s Managers
9	Financial Statements
28	Officers and Directors

Cumulative Total Returns*
	For the Six-Month Period Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	6.43%	0.31%

Class B	6.04	1.04

Class C	5.99	4.99

Class Y	6.68

Average Annual Total Returns*
	For the 1-Year Period Ended 4/30/01
	Without	With
	Sales Chg.	Sales Chg.

Class A	2.35%	–3.53%

Class B	1.62	–3.38

Class C	1.57	0.57

Class Y	2.65

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

PRESIDENT’S LETTER
Dear Shareholder,
As we approach the midpoint of 2001, the best policy in this investment landscape appears to be “proceed with care, but remain open to opportunity.” The U.S. economy has experienced a slowdown, which has provided a healthy restraint on inflation and helped relax a tightening job market. It has created a challenging climate for American workers, businesses and investors, but it has also sown the seeds of opportunity for the period ahead.
     Although the stock market has experienced considerable volatility, major market indices have recovered a significant percentage of their losses from 2000. The focus appears to have shifted from untested companies that drew high investor expectations but had zero or negative earnings toward good, solid companies that are worth owning for the long term. Overall market valuations are far more realistic than they were one year ago.
     The U.S. bond market has been helped by declining interest rates and a rotation of investor interest from stocks to bonds. An increase in bank credit has also helped eliminate some of the risk in the high yield and investment-grade corporate bond market. As a result, both high yield and corporate bonds have performed well in 2001. After a strong showing in 2000, U.S. Treasury bonds have also delivered positive returns this year.
     If you have been unsettled by the market’s recent volatility, it may help to think about the events of the past six months in a broader context: Consider, for example, that the average U.S. diversified actively managed equity fund performed better than the S&P 500 Index.[1] The stock market segments hardest hit over the past year are the same ones that enjoyed the strongest gains over the previous four years. And during the past year, value stocks have outperformed growth stocks by a wide margin.[2]
In fact, the lessons provided by a volatile and difficult market reinforce many of the basic investment principles that we have discussed in this letter from time to time: the importance of continuing to add to your investments regardless of the market[3]; the danger of pulling out of your investments and locking in losses

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PRESIDENT’S LETTER

rather than assessing each investment from the perspective of your overall goals; the wisdom of diversification, the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles; the value of adding an investment in an asset class you don’t own, especially if valuations are attractive.
     Although it is likely that the financial markets will experience many changes before this cycle of volatility runs its course, we believe that the worst may be behind us. Your financial advisor can answer your questions about the markets and about diversification, and we can help by providing a broad menu of investment choices from OppenheimerFunds. While news from many industries and companies has been of layoffs and cutbacks, we think it is important for you to know that we continue to add to our resources, to develop our technological capabilities and to support our staff of award-winning investment managers. It is difficult to know where the markets are headed next, but we can assure you that our commitment to investment excellence has never been stronger.

Sincerely,

Bridget A. Macaskill
May 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks. High yield bonds are subject to greater risks of default than investment grade bonds. U.S. Treasury securities, unlike corporate bonds, are backed by the full faith and credit of the U.S. Government.

1. For the six-month period ended 4/30/01, the average U.S. diversified actively managed equity fund produced a return of –9.83% while the S&P 500 Index generated a return of –12.07%. Source of data: Lipper Inc. The index comparison does not depict the performance of any Oppenheimer funds. Indices cannot be purchased directly by investors.
2. For the one-year period ended 4/30/01, the S&P BARRA Value Index produced a return of 6.35% while the S&P BARRA Growth Index generated a return of –29.16%. Source of data: Standard & Poor’s Micropal Inc.
3. Please note, however, that automatic investing does not assure a profit or protect against losses in declining markets.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

How did Oppenheimer Value Fund perform over the six-month period that ended April 30, 2001?
A. We are quite pleased with the Fund’s performance in a challenging market environment that was characterized by a slowing economy and generally declining stock prices. The value-oriented stocks in which the Fund invests have, on average, performed much better than the U.S. stock market as a whole. In addition, we were able to add value through our fundamentally driven investment approach.

How was the Fund able to avoid most of the brunt of the recent bear market?
There were two primary reasons for the Fund’s relatively good performance. First, value investing came back into favor among investors after a prolonged period in which growth stocks dominated. Second, our carefully selected individual stocks provided more attractive returns than large-cap value stocks overall.

Why did investor preferences shift from growth to value?
The short answer is: the growth-stock bubble finally burst. In 1999 and early 2000, growth stock prices had risen to unprecedented heights by virtually every traditional valuation measure. In what Federal Reserve Board Chairman Alan Greenspan once called “irrational exuberance,” investors became so enamored of fast-growing technology and telecommunications companies that they were willing to pay sky-high prices for them, seemingly regardless of the companies’ earnings.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

Then, in mid-2000—before the current reporting period began—signs of an economic slowdown in response to the Fed’s previous rate hikes dissipated some of the euphoria surrounding these stocks. With the economy slowing, investors became concerned that many technology companies would be unable to maintain their accelerated growth rates. As more investors sold their growth stocks, the market decline began in earnest. When technology companies began to actually report disappointing results later in 2000 and early in 2001, falling prices plummeted faster. By the end of the reporting period, some popular technology-stock indices had lost half of their value.
     Disenchanted with growth stocks, many investors began to search for fundamentally sound companies with reasonably attractive growth rates and stock prices. They found many such opportunities in the traditional value stocks that had been neglected by the market over the past few years. Buoyed by renewed investor interest, value stocks fared relatively well in an otherwise challenging environment.

In what ways did the Fund’s investment approach contribute positively to performance during the period?
Our investment approach involves extensive fundamental analysis of large-capitalization value stocks. We look for undervalued companies that we believe will produce significant earnings gains over the next several years. Because the market environment during the reporting period punished companies with deteriorating earnings and rewarded those with improving earnings, many of the Fund’s holdings gained value.

What industry groups and stocks contributed most positively to the Fund’s performance during the six-month period ended April 30, 2001?
The Fund’s assets were generally evenly distributed among value stocks that we consider to be either cyclical or defensive—i.e., sensitive to changes in the economy or relatively resistant to the effects of economic downturns.

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			In the defensive area, we received especially good performance from government-sponsored enterprises, which include federal lending agencies such as the Federal Home Loan Mortgage Corporation (Freddie Mac), as well as electricity producers such as Duke Energy Corp. and Dominion Resources, Inc.[1] The government-sponsored enterprises benefited from declining interest rates and the resulting surge in loan originations, while the electricity producers saw earnings rise because of the surge in demand for a limited supply of power.
Average Annual Total Returns with Sales Charges	In the cyclical area, the Fund benefited from greater-than-average exposure to industrial companies such as Caterpillar, Inc. and Waste Management, Inc.[1] After an extended period producing fewer pieces of construction equipment, Caterpillar’s inventory of unsold products has fallen. The company is well positioned to benefit from any economic recovery. Waste Management has benefited from industry consolidation, greater spending discipline and productivity improvements.

What is your outlook for the near future?
Despite the persistently difficult economic climate, we are optimistic about the future of value stocks. In our view, value stocks as a group continue to sell at relatively inexpensive levels. And the Federal Reserve Board appears to be taking the right steps toward economic recovery through its aggressive interest rate reductions.
			However, while many companies are inexpensive, only a few have the earnings-growth potential we seek. Accordingly, we intend to continue to exercise patience and discipline as we conduct extensive research into the future prospects of individual large-cap value stocks. In fact, adhering to a well-established investment approach is what makes Oppenheimer Value Fund an important part of The Right Way to Invest.
For the Periods Ended 3/31/01[2]
Class A 1-Year	5-Year	10-Year

–8.23%	5.84%	11.71%
Class B 1-Year	5-Year	Since Inception

–8.14%	5.97%	7.91%
Class C 1-Year	5-Year	Since Inception

–4.34%	N/A	6.30%
Class Y 1-Year	5-Year	Since Inception

–2.38%	N/A	6.24%

			1. See page 9–11 for a complete listing of the Fund’s investments as of April 30, 2001. 2. See page 7 for further details.

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AN INTERVIEW WITH YOUR FUND’S MANAGERS

	Top Ten Common Stock Holdings[4]

	Duke Energy Corp.	6.4%

	Tyco International Ltd.	5.7

	Titan Corp. (The)	5.6

	Boeing Co.	5.2

	News Corp. Ltd. (The), Sponsored ADR, Preference	4.8

	Aetna, Inc.	4.8

Sector Allocation[3]	Freddie Mac	4.6

	Franklin Resources, Inc.	4.3

	Allstate Corp.	4.0

	Caterpillar, Inc.	3.8
	Top Five Common Stock Industries[4]

	Manufacturing	18.7%

	Insurance	14.6

	Diversified Financial	14.3

	Electric Utilities	10.3

	Aerospace/Defense	5.2

3. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on total market value of common stock.
	4. Portfolio is subject to change. Percentages are as of April 30, 2001, and are based on net assets.

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NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market fluctuations, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For monthly updates on the Fund’s performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about Oppenheimer Value Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. For that reason, no performance information on Class N shares is included in this report. Class N shares are offered only through retirement plans. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

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Financials
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STATEMENT OF INVESTMENTS April 30, 2001 / Continued

	Shares	Market Value See Note 1

Common Stocks—91.0%

Basic Materials—3.2%

Metals—3.2% Alcoa, Inc.	206,400	$ 8,544,960

Capital Goods—27.7%

Aerospace/Defense—5.2% Boeing Co.	226,500	13,997,700

Industrial Services—3.8% Service Corp. International[1]	250,000	1,167,500

Waste Management, Inc.	365,000	8,909,650 10,077,150

Manufacturing—18.7% Caterpillar, Inc.	202,200	10,150,440

Titan Corp. (The)[1]	889,900	14,861,330

Tyco International Ltd.	288,000	15,370,560

United Technologies Corp.	123,900	9,674,112 50,056,442

Communication Services—2.3%

Telecommunications: Long Distance—0.9% Verizon Communications, Inc.	44,000	2,423,080

Telephone Utilities—0.5% SBC Communications, Inc.	32,000	1,320,000

Telecommunications: Wireless—0.9% Sprint Corp. (PCS Group)[1]	94,000	2,409,220

Consumer Cyclicals—2.1%

Retail: General—2.1% Sears Roebuck & Co.	150,000	5,527,500

Consumer Staples—5.8%

Broadcasting—1.0% Adelphia Communications Corp., Cl. A1	73,000	2,654,280

Entertainment—4.8% News Corp. Ltd. (The), Sponsored ADR, Preference	395,000	12,841,450

Energy—2.3%

Energy Services—2.3% Baker Hughes, Inc.	42,400	1,665,896

Global Marine, Inc.[1]	50,000	1,437,500

Schlumberger Ltd.	44,400	2,943,720 6,047,116

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Market Value See Note 1

Financial—29.7%

Banks—0.8% Mellon Financial Corp.	51,200	$ 2,095,616

Diversified Financial—14.3% Citigroup, Inc.	81,166	3,989,309

Franklin Resources, Inc.	265,600	11,593,440

Freddie Mac	185,000	12,173,000

Merrill Lynch & Co., Inc.	61,600	3,800,720

USA Education, Inc.	96,200	6,839,820 38,396,289

Insurance—14.6%

Aetna, Inc.[1]	454,700	12,817,993

Allstate Corp.	257,100	10,733,925

Hartford Financial Services Group, Inc.	153,000	9,501,300

St. Paul Cos., Inc.	130,900	5,903,590 38,956,808

Technology—6.4%

Computer Hardware—1.6% SanDisk Corp.[1]	165,100	4,434,586

Computer Software—2.0% Cadence Design Systems, Inc.[1]	209,000	4,326,300

Sybase, Inc.[1]	60,000	945,000 5,271,300

Communications Equipment—1.5% Agere Systems, Inc.[1]	578,000	4,046,000

Electronics—1.3% Motorola, Inc.	221,100	3,438,105

Transportation—1.2%

Shipping—1.2% FedEx Corp.[1]	75,400	3,172,078

Utilities—10.3%

Electric Utilities—10.3% Dominion Resources, Inc.	107,000	7,328,430

Duke Energy Corp.	368,400	17,226,384

FPL Group, Inc.	50,000	2,995,000 27,549,814
Total Common Stocks (Cost $224,569,341)		243,259,494

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	Principal Amount	Market Value See Note 1

Short-Term Notes—4.0%
Federal Home Loan Bank, 4.50%, 5/1/01(Cost $10,700,000)	$10,700,000	$ 10,700,000

Repurchase Agreements—4.5%
Repurchase agreement with Zion First National Bank, 4.50%, dated 4/30/01, to be repurchased at $12,152,519 on 5/1/01, collateralized by U.S. Treasury Nts., 5.75%–6.50%, 10/31/02–2/15/10, with a value of $5,303,571, U.S. Treasury Bonds, 6.125%, 8/15/29, with a value of $658,584 and U.S. Treasury Bills, 8/9/01–9/20/01, with a value of $6,450,621 (Cost $12,151,000)	12,151,000	12,151,000

Total Investments, at Value (Cost $247,420,341)	99.5%	266,110,494

Other Assets Net of Liabilities	0.5	1,263,795

Net Assets	100.0%	$267,374,289

Footnote to Statement of Investments
1. Non-income-producing security.
See accompanying Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES Unaudited

April 30, 2001

Assets
Investments, at value (cost $247,420,341)—see accompanying statement	$ 266,110,494

Cash	6,216

Receivables and other assets: Investments sold	6,157,278
Interest and dividends	171,580
Other	47,114

Total assets	272,492,682

Liabilities
Payables and other liabilities: Investments purchased	3,660,200
Shares of capital stock redeemed	1,096,496
Transfer and shareholder servicing agent fees	55,775
Distribution and service plan fees	46,402
Directors’ compensation	43,186
Other	216,334

Total liabilities	5,118,393

Net Assets	$267,374,289

Composition of Net Assets
Par value of shares of capital stock	$ 14,887

Additional paid-in capital	261,444,212

Overdistributed net investment income	(173,046)

Accumulated net realized loss on investments and foreign currency transactions	(12,601,917)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	18,690,153

Net Assets	$267,374,289

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Net Asset Value Per Share
Class A Shares: Net asset value and redemption price per share (based on net assets of $187,593,806 and 10,442,728 shares of capital stock outstanding)	$17.96
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$19.06

Class B Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $68,711,008 and 3,820,025 shares of capital stock outstanding)	$17.99

Class C Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,067,426 and 623,811 shares of capital stock outstanding)	$17.74

Class N Shares: Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $993 and 55.31 shares of capital stock outstanding)	$17.95

Class Y Shares: Net asset value, redemption price and offering price per share (based on net assets of $1,056 and 58 shares of capital stock outstanding)	$18.21
See accompanying Notes to Financial Statements.

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STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended April 30, 2001

Investment Income
Dividends (net of foreign withholding taxes of $10,375)	$ 1,235,509

Interest	653,504
Total income	1,889,013

Expenses
Management fees	793,982

Distribution and service plan fees: Class A	213,315
Class B	321,871
Class C	54,529

Transfer and shareholder servicing agent fees: Class A	168,575
Class B	60,463
Class C	9,730

Shareholder reports	122,167

Legal, auditing and other professional fees	119,657

Accounting service fees	7,500

Custodian fees and expenses	3,983

Directors’ compensation	276

Other	11,750
Total expenses	1,887,798
Less expenses paid indirectly	(4,334)
Net expenses	1,883,464

Net Investment Income	5,549

Realized and Unrealized Gain (Loss)
Net realized loss on: Investments	(2,671,468)
Foreign currency transactions	(208,257)
Net realized loss	(2,879,725)

Net change in unrealized appreciation on: Investments	18,009,221 ;
Translation of assets and liabilities denominated in foreign currencies	159,977
Net change	18,169,198
Net realized and unrealized gain	15,289,473

Net Increase in Net Assets Resulting from Operations	$15,295,022

See accompanying Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2001 (Unaudited)	Year Ended October 31, 2000

Operations
Net investment income	$ 5,549	$ 1,939,388

Net realized gain (loss)	(2,879,725)	(7,463,634)

Net change in unrealized appreciation (depreciation)	18,169,198	(5,479,690)

Net increase (decrease) in net assets resulting from operations	15,295,022	(11,003,936)

Dividends and/or Distributions to Shareholders
Dividends from net investment income: Class A	(1,847,651)	(2,996,645)
Class B	(87,331)	—
Class C	(18,346)	—
Class N	—	—
Class Y	—	(789,687)

Distributions from net realized gain: Class A	—	(55,606,463)
Class B	—	(14,307,425)
Class C	—	(2,028,859)
Class N	—	—
Class Y	—	(11,069,300)

Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions: Class A	(3,485,503)	(142,579,205)
Class B	876,566	(21,169,838)
Class C	938,599	(2,279,249)
Class N	1,000	—
Class Y	—	(66,839,216)

Net Assets
Total increase (decrease)	11,672,356	(330,669,823)

Beginning of period	255,701,933	586,371,756

End of period [including undistributed (overdistributed) net investment income of $(173,046) and $1,774,733, respectively]	$267,374,289	$255,701,933

See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended October 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 17.06	$ 20.69	$ 20.91	$ 23.31	$ 19.65	$ 17.84 ;

Income (loss) from investment operations: Net investment income	.02	.16	.17	.16	.23[2]	.15
Net realized and unrealized gain (loss)	1.06	(.65)	.64	.32	4.91[2]	1.88

Total income (loss) from investment operations	1.08	(.49)	.81	.48	5.14	2.03

Dividends and/or distributions to shareholders: Dividends from net investment income	(.18)	(.16)	(.17)	(.12)	(.07)	(.10)
Distributions from net realized gain	—	(2.98)	(.86)	(2.76)	(1.41)	(.12)

Total dividends and/or distributions to shareholders	(.18) ;	(3.14)	(1.03)	(2.88)	(1.48)	(.22)

Net asset value, end of period	$17.96	$17.06	$20.69	$20.91	$23.31	$19.65 ;

Total Return, at Net Asset Value[3]	6.43%	(2.60)%	3.60%	2.24%	27.60%	11.41%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$187,594	$181,566	$392,483	$456,264	$371,810	$180,784

Average net assets (in thousands)	$180,475	$234,840	$448,884	$442,138	$234,314	$135,940

Ratios to average net assets:[4] Net investment income	0.23%	0.66%	0.68%	0.84%	1.05%	1.01%
Expenses	1.26%	1.17%	1.02%	0.98%[5]	1.07%[5]	1.13%[5]

Portfolio turnover rate	238%	86%	135%	106%	103%	74%

1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

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Class B	Six Months Ended April 30, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended October 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 16.99	$ 20.58	$ 20.83	$ 23.32	$ 19.77	$ 18.08 ;

Income (loss) from investment operations: Net investment income (loss)	(.04)	(.05)	(.03)	.02	.09[2]	.05
Net realized and unrealized gain (loss)	1.06	(.56)	.66	.30	4.91[2]	1.83

Total income (loss) from investment operations	1.02	(.61)	.63	.32	5.00	1.88

Dividends and/or distributions to shareholders: Dividends from net investment income	(.02)	—	(.02)	(.05)	(.04)	(.07)
Distributions from net realized gain	—	(2.98)	(.86)	(2.76)	(1.41)	(.12)

Total dividends and/or distributions to shareholders	(.02) ;	(2.98)	(.88)	(2.81)	(1.45)	(.19)

Net asset value, end of period	$17.99	$16.99	$20.58	$20.83	$23.32	$19.77 ;

Total Return, at Net Asset Value[3]	6.04%	(3.28)%	2.79%	1.47%	26.61%	10.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,711	$64,287	$102,736	$123,260	$83,291	$5,854 ;

Average net assets (in thousands)	$64,988	$79,239	$123,616	$110,240	$30,019	$2,903 ;

Ratios to average net assets:[4] Net investment income (loss)	(0.53)%	(0.14)%	(0.08)%	0.08%	0.22%	0.22%
Expenses	2.02%	1.93%	1.77%	1.73%[5]	1.84%[5]	1.88%[5]

Portfolio turnover rate	238%	86%	135%	106%	103%	74%

1. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2001 (Unaudited)	2000	1999	1998	1997	Year Ended October 31, 1996[1]

Per Share Operating Data
Net asset value, beginning of period	$ 16.77	$ 20.35	$ 20.60	$ 23.07	$ 19.57	$ 18.79 ;

Income (loss) from investment operations: Net investment income (loss)	(.04)	(.04)	(.02)	.01	.10[2]	.06
Net realized and unrealized gain (loss)	1.04	(.56)	.65	.31	4.85[2]	.94

Total income (loss) from investment operations	1.00	(.60)	.63	.32	4.95	1.00

Dividends and/or distributions to shareholders: Dividends from net investment income	(.03)	—	(.02)	(.03)	(.04)	(.10)
Distributions from net realized gain	—	(2.98)	(.86)	(2.76)	(1.41)	(.12)

Total dividends and/or distributions to shareholders	(.03) ;	(2.98)	(.88)	(2.79)	(1.45)	(.22)

Net asset value, end of period	$17.74	$16.77	$20.35	$20.60	$23.07	$19.57 ;

Total Return, at Net Asset Value[3]	5.99%	(3.27)%	2.82%	1.47%	26.64%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,067	$ 9,849	$14,582	$18,204	$10,243	$715

Average net assets (in thousands)	$11,011	$11,975	$17,746	$15,355	$ 4,477	$342

Ratios to average net assets:[4] Net investment income (loss)	(0.50)%	(0.14)%	(0.07)%	0.06%	0.17%	0.04%
Expenses	2.00%	1.93%	1.77%	1.73%[5]	1.86%[5]	1.87%[5]

Portfolio turnover rate	238%	86%	135%	106%	103%	74%

1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

18 | OPPENHEIMER VALUE FUN D

Class N	Period Ended April 30, 2001[1] (Unaudited)

Per Share Operating Data
Net asset value, beginning of period	$ 18.08

Loss from investment operations: Net investment loss	(.02)
Net realized and unrealized loss	(.11)

Total loss from investment operations	(.13)

Dividends and/or distributions to shareholders: Dividends from net investment income	—
Distributions from net realized gain	—

Total dividends and/or distributions to shareholders	—

Net asset value, end of period	$17.95

Total Return, at Net Asset Value[2]	(0.72)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1

Average net assets (in thousands)	$1

Ratios to average net assets:[3] Net investment loss	(0.63)%
Expenses	0.83%

Portfolio turnover rate	238%

1. For the period from March 1, 2001 (inception of offering) to April 30, 2001.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

19 | OPPENHEIMER VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 30, 2001 (Unaudited)	2000	1999	1998	Year Ended October 31, 1997[1]

Per Share Operating Data
Net asset value, beginning of period	$ 17.07	$ 20.72	$ 20.97	$ 23.34	$ 20.31

Income (loss) from investment operations: Net investment income	.06	.17[2]	.22	.22	.31 2[2]
Net realized and unrealized gain (loss)	1.08	(.63)[2]	.64	.34	4.20[2]

Total income (loss) from investment operations	1.14	(.46)	.86	.56	4.51

Dividends and/or distributions to shareholders: Dividends from net investment income	—	(.21)	(.25)	(.17)	(.07)
Distributions from net realized gain	—	(2.98)	(.86)	(2.76)	(1.41)

Total dividends and/or distributions to shareholders	—	(3.19)	(1.11)	(2.93)	(1.48)

Net asset value, end of period	$18.21	$17.07	$20.72	$20.97	$23.34

Total Return, at Net Asset Value[3]	6.68%	(2.42)%	3.81%	2.63%	23.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 1	$ 1	$76,571	$136,729	$90,994

Average net assets (in thousands)	$ 1	$48,714	$95,765	$118,010	$51,775

Ratios to average net assets:[4] Net investment income	0.60%	1.06%	0.90%	1.19%	1.21%
Expenses	0.83%	0.97%	0.76%	0.62%[5]	0.78%[5]

Portfolio turnover rate	238%	86%	135%	106%	103%

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.

20 | OPPENHEIMER VALUE FUN D

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies
Oppenheimer Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), which operated under the name of Oppenheimer Disciplined Value Fund through February 28, 2001, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation.Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

21 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/continued

1. Significant Accounting Policies Continued
Foreign Currency Translation.The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements.The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses.Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Directors’ Compensation.The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 2001, a credit of $455 was made for the Fund’s projected benefit obligations and payments of $3,892 were made to retired directors, resulting in an accumulated liability of $43,030 as of April 30, 2001.
     The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds sele cted by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

22 | OPPENHEIMER VALUE FUND

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2008	$9,239,162

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results coul d differ from those estimates.

23 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

2. Shares of Capital Stock
The Fund has authorized 600 million shares of $0.001 par value capital stock (300 million for Class A, 100 million for Class B, 50 million for Class C, 100 million for Class N and 50 million for Class Y). Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2001[1]		Year Ended October 31, 2000
	Shares	Amount	Shares	Amount

Class A Sold	1,069,657	$ 18,629,484	2,615,441	$ 46,627,592
Dividends and/or distributions reinvested	110,596	1,770,650	2,212,164	38,403,153
Redeemed	(1,379,107)	(23,885,637)	(13,157,255)	(227,609,950)

Net decrease	(198,854)	$ (3,485,503)	(8,329,650)	$ (142,579,205)

Class B Sold	777,921	$ 13,635,699	917,803	$ 16,207,594
Dividends and/or distributions reinvested	5,009	80,554	782,867	13,622,443
Redeemed	(747,406)	(12,839,687)	(2,907,576)	(50,999,875)

Net increase (decrease)	35,524	$ 876,566	(1,206,906)	$ (21,169,838)

Class C Sold	338,621	$ 6,012,948	360,348	$ 6,294,284
Dividends and/or distributions reinvested	1,085	17,218	110,349	1,894,720
Redeemed	(303,337)	(5,091,567)	(599,882)	(10,468,253)

Net increase (decrease)	36,369	$ 938,599	(129,185)	$ (2,279,249)

Class N Sold	55.31	$ 1,000	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	55.31	$ 1,000	—	$ —

Class Y Sold	—	$ —	1,046,725	$ 17,938,175
Dividends and/or distributions reinvested	—	—	683,909	11,858,987
Redeemed	—	—	(5,426,667)	(96,636,378)

Net decrease	—	$ —	(3,696,033)	$ (66,839,216)

1. For the six months ended April 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to April 30, 2001, for Class N shares.

24 | OPPENHEIMER VALUE FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended April 30, 2001, were $564,408,784 and $567,239,299, respectively.

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund’s management fee for six months ended April 30, 2001, was an annualized rate of 0.625%, before any waiver by the Manager if applicable.

Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred .

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.
Six Months Ended	Aggregate Front-End Sales Charges on Class A Shares	Class A Front-End Sales Charges Retained by Distributor	Commissions on Class A Shares Advanced by Distributor[1]	Commissions on Class B Shares Advanced by Distributor[1]	Commissions on Class C Shares Advanced by Distributor[1]	Commissions on Class N Shares Advanced by Distributor[1]

April 30, 2001	$147,170	$69,089	$33,665	$141,767	$10,747	$—
1.The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.
Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

April 30, 2001	$—	$98,074	$1,695	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

25 | OPPENHEIMER VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/Continued

4. Fees and Other Transactions with Affiliates   Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended April 30, 2001, payments under the Class A plan totaled $213,315 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $98,143 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B, Class C and Class N Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
     The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

26 | OPPENHEIMER VALUE FUND

Distribution fees paid to the Distributor for the six months ended April 30, 2001, were as follows:

	Total Payments Under Plan	Amount Retained by Distributor	Distributor’s Aggregate Unreimbursed Expenses Under Plan	Distributor’s Aggregate Unreimbursed Expenses as % of Net Assets of Class

Class B Plan	$321,871	$250,616	$2,341,934	3.41%
Class C Plan	54,529	9,102	271,828	2.46
Class N Plan	–	–	–	–

5. Foreign Currency Contracts
A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
     The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
     Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
     The Fund had no borrowings outstanding during the six months ended or at April 30, 2001.

27 | OPPENHEIMER VALUE FUND

OPPENHEIMER VALUE FUND

A Series of Oppenheimer Series Fund, Inc.

Officers and Directors	Leon Levy, Chairman of the Board of Directors
Donald W. Spiro, Vice Chairman of the Board of Directors
Bridget A. Macaskill, Director and President
Robert G. Galli, Director
Phillip A. Griffiths, Director
Benjamin Lipstein, Director
Elizabeth B. Moynihan, Director
Kenneth A. Randall, Director
Edward V. Regan, Director
Russell S. Reynolds, Jr., Director
Clayton K. Yeutter, Director
Christopher Leavy, Vice President
Andrew J. Donohue, Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048–0203.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 | OPPENHEIMER VALUE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.[1] So call us today, or visit our website—we’re here to help.

Internet 24-hr access to account information and transactions[2] www.oppenheimerfunds.com

General Information Mon–Fri 8am–9pm ET, Sat 10am–4pm ET 1.800.525.7048

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Transfer and Shareholder Servicing Agent OppenheimerFunds Services P.O. Box 5270, Denver, CO 80217–5270

eDocs Direct Receive shareholder report and prospectus notifications for your funds via email. Sign up at www.oppenheimerfunds.com.

Ticker Symbols Class A: CGRWX Class B: CGRBX Class C: CGRCX Class Y: CGRYX

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